UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2005

FEDERATED DEPARTMENT STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13536 (Commission File Number)	13-3324058 (I.R.S. Employer Identification No.)

7 West Seventh Street
Cincinnati, Ohio	45202

and

151 West 34th Street
New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 579-7000; (212) 494-1602

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 7, 2005, Federated Department Stores, Inc., a Delaware corporation (“Federated”), and The May Department Stores Company, a Delaware corporation (“May”), issued a press release announcing that the Federal Trade Commission (“FTC”) has issued a request for additional information in connection with its review of the proposed merger between the two companies and that the Securities and Exchange Commission (“SEC”) will review the registration statement on Form S-4 filed by Federated with the SEC on March 30, 2005, in connection with the proposed merger. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
99.1	Press release issued jointly by Federated Department Stores, Inc. and The May Department Stores Company, dated April 7, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.
By:	/s/ Dennis J. Broderick
Dennis J. Broderick
Senior Vice President, General Counsel and Secretary

Date: April 7, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release issued jointly by Federated Department Stores, Inc. and The May Department Stores Company, dated April 7, 2005